Plumb Funds is a registered trademark of Wisconsin Capital Funds, Inc.

Plumb Balanced Fund	Plumb Equity Fund
(Investor Shares: PLBBX)	(Investor Shares: PLBEX)
(Institutional Shares: PLIBX)	(Institutional Shares: PLIEX)

PROSPECTUS

July 29, 2026
as revised August 26, 2026

www.plumbfunds.com

The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

TABLE OF CONTENTS

FUND SUMMARY SECTION	1
PLUMB BALANCED FUND	1
PLUMB EQUITY FUND	9

SUMMARY OF OTHER IMPORTANT INFORMATION REGARDING SHARES OF THE FUNDS	16

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS	17
Investment Objectives and Principal Investment Strategies	17
Principal Investment Risks	19
Other Non-Principal Investment Risks of the Funds	24
Portfolio Holdings	26

MANAGEMENT	27
Investment Advisor	27
Portfolio Managers	28
Rule 12b-1 Plan	28
Revenue Sharing	29

HOW TO BUY SHARES	30
General	30
Purchase Procedures	31
Purchase Requests in Good Order	35

HOW TO SELL SHARES	38
General	38
Redemption Procedures	38
Redemption Requests in Good Order	41
Other Redemption Information	42

OTHER INFORMATION	45
Choosing a Share Class	45
Determination of Net Asset Value	46
Authorized Broker-Dealers	47
Dividends and Distributions	47
Taxes	47
Cost Basis Reporting	48
Lost Shareholders, Inactive Accounts and Unclaimed Property	49
Retirement Accounts and Plans	49
Privacy Policy	51

FINANCIAL HIGHLIGHTS	55

ADDITIONAL FUND INFORMATION	BACK COVER

i

FUND SUMMARY SECTION

PLUMB BALANCED FUND

Investment Objective

The Plumb Balanced Fund (the “Balanced Fund”) seeks a high total return through capital appreciation while attempting to preserve principal, and secondarily seeks current income.

Fees and Expenses of the Plumb Balanced Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Balanced Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)	Investor Shares	Institutional Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the amount redeemed)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends/Distributions	None	None
Redemption Fee (exclusive of wire transfer charges of $15.00, if applicable)	None	None
Exchange Fee	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.65%	0.65%
Distribution (12b-1) Fees	0.25%	None
Other Expenses	0.64%	0.64%
Total Annual Fund Operating Expenses	1.54%	1.29%
Fee Waivers and Expense Reimbursements(1)	(0.10)%	(0.10)%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.44%	1.19%

(1)	The Funds’ Advisor, Wisconsin Capital Management, LLC (the “Advisor”), has contractually agreed, at least until July 31, 2027 to waive fees and reimburse expenses of the Balanced Fund so as to cap its annual operating expense ratios (excluding Acquired Fund Fees and Expenses) at 1.44% of its average daily net assets for Investor Shares and 1.19% of its average daily net assets for Institutional Shares. This expense cap may not be terminated prior to this date except by the Board of Directors. For any year in which the Fund’s actual operating expense ratio is lower than the applicable cap, the Advisor may recoup any or all of the fees it has waived and/or the expenses it has reimbursed during the immediately preceding 36 months, provided the amount of recoupment in any year shall be limited so that it does not cause the Fund’s total operating expenses, after recoupment has been taken into account, to exceed the current cap or the applicable cap at the time of waiver for that year.

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem (or sell) all of your shares at the end of those time periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. With respect to the first year expense amount, this example reflects the effects of the contractual commitment that the Advisor has made to waive fees and reimburse expenses for the Fund at least until July 31, 2027. The assumed return does not represent actual or future performance, and your actual costs may be higher or lower. However, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Shares	$147	$477	$830	$1,826
Institutional Shares	$121	$399	$698	$1,548

Portfolio Turnover. The Balanced Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 29% of the average value of its portfolio.

Principal Investment Strategies of the Balanced Fund

The Balanced Fund invests in a diversified portfolio of common stocks and fixed income securities. We select securities that, in our judgment, will result in the highest total return consistent with preservation of principal, and we vary the mix of common stocks and bonds from time to time. More than 50% of the Fund’s assets are normally invested in common stocks.

To achieve a better risk-adjusted return on its equity investments, the Fund invests in many types of stocks, including a blend of large company stocks, small company stocks, growth stocks, and value stocks.

We also normally invest at least 25% of the Fund’s assets in fixed income senior securities. The fixed income senior securities in which the Fund may invest include corporate bonds and other debt instruments, mortgage-related securities, asset-backed securities, debt securities issued or guaranteed by the U.S. Government (including its agencies and instrumentalities), municipal bonds, convertible debt securities, and preferred stock. The dollar-weighted average portfolio maturity of the fixed income securities held by the Fund will normally not exceed 10 years.

The Fund will also invest in foreign securities, including the securities of companies located in emerging market countries. The Fund will limit its investments in foreign securities, including in American Depositary Receipts (“ADRs”), to 15% of its total assets. The Fund will only invest in emerging-market securities to the extent that such securities are listed on a U.S. exchange.

The Fund typically sells securities in companies when their market valuations rise significantly above the portfolio managers’ estimates of intrinsic business values, long-term economic fundamentals significantly deteriorate, or better opportunities are presented in the marketplace.

Principal Risks of Investing in the Balanced Fund

The stock and bond markets can perform differently from each other at any given time (as well as over the long term), so the Fund will be affected by its asset allocation. If the Balanced Fund favors an asset class during a period when that class underperforms, performance may be hurt. The Fund’s principal risks are discussed below. The value of your investment in the Fund will fluctuate, sometimes dramatically, which means you could lose money.

●	Market Risk. The market value of a security may decline due to general market conditions that are not specifically related to a particular company or because of factors that affect a particular industry or industries. Drastically reduced or volatile trading activity may make it difficult for the Fund to properly value its investments, particularly its fixed-income investments.

●	Individual Security Selection Risk. Stocks and bonds selected as portfolio investments may decline in value due to events specific to that individual security. Such events include, but are not limited to, changes in a company’s business or credit outlook, its geographic exposure, events at competitor companies, and changes in government policy or regulatory environment. The Fund’s balance between equity and debt securities could limit its potential for capital appreciation relative to an all-stock fund or contribute to greater volatility relative to an all-bond fund.

●	Foreign Securities Risk. Although the Balanced Fund invests principally in the securities of U.S. issuers, it also expects to invest in foreign securities. To the extent the Fund invests in foreign securities, such investments will be subject to special risks, including exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability, and differing auditing and legal standards.

●	Emerging Market Risk. Emerging market securities generally present market, credit, currency, liquidity, legal, political, and other risks different from, or greater than, the risks of investing in developed foreign countries. In addition to the risks of foreign securities in general, countries in emerging markets are typically more volatile and can have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries, and securities markets that trade a small number of issues.

●	Smaller Company Risk. The Fund may invest (typically less than one-third of its total assets) in stocks of smaller companies whose market capitalizations are less than $1 billion at the time of investment. Earnings and revenues of smaller companies tend to be less predictable, and the share prices of smaller companies can be more volatile, than those of larger, more established companies. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the liquidity of these securities and the Fund’s ability to sell these securities.

●	Interest Rate Risk. Prices of bonds tend to move inversely with changes in interest rates. Typically, a rise in rates will reduce bond prices and, accordingly, the Fund’s share price.

●	Credit Risk. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a bond, can cause a company’s preferred stock, common stock and bond prices to fall.

●	Call Risk. If an issuer “calls” its bond during a time of declining interest rates, the Fund might have to reinvest the proceeds in an investment offering a lower yield.

●	Liquidity Risk. Investments with little or no active trading market can be difficult to sell at or near their perceived value. In such a market, the market value of such investments may fall dramatically, causing the Fund’s share price to fall in value.

●	Mortgage-Related and Asset-Backed Securities Risk. Mortgage-related securities are complex instruments, subject to both credit and prepayment risk, and may be more volatile and less liquid, and more difficult to price accurately, than more traditional debt securities. As with other interest-bearing securities, the prices of certain mortgage-related securities are inversely affected by changes in interest rates.

●	Convertible Securities Risk. A convertible security is a fixed-income security (a debt instrument or a preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. The market value of a convertible security will perform the same as a regular fixed income security; that is, if market interest rates rise, the value of the convertible security falls.

●	Concentration Risk. To the extent the Fund invests in a smaller number of securities than do some other mutual funds, its net asset value may experience greater volatility and a greater effect on its total return and may be more susceptible to economic, political, and regulatory developments affecting particular securities or sectors of the market.

●	Rating Agencies Risk. Ratings are not an absolute standard of quality, but rather general indicators that reflect only the view of the originating rating agencies from which an explanation of the significance of such ratings may be obtained. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency establishing the rating, circumstances so warrant. A downward revision or withdrawal of such ratings, or either of them, may have a negative effect on the liquidity or market price of the securities in which the Fund invests.

●	Key Person Risk. The Fund is heavily dependent upon each of Mr. Thomas G. Plumb and Mr. Nathan M. Plumb for its operation and for the execution of its investment strategy. Mr. Thomas G. Plumb serves as a portfolio manager for the Fund, and also serves as the Chief Executive Officer, Secretary, and Chairman of the Plumb Funds. Mr. Nathan M. Plumb serves as a portfolio manager for the Fund, and also serves as President and Treasurer of the Plumb Funds. The Fund would likely find it more difficult to execute its investment strategy and to continue its operation in the event either of them was no longer involved in the management of the Fund.

●	Growth and Value Stock Risk. By investing in a mix of growth and value companies, the Fund assumes the risks of both. To the extent the Fund is more heavily allocated to growth or value stocks, its performance may deviate significantly from its benchmark.

○	Growth Investing Risk. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors frequently move away from these stocks quickly, thus depressing their market prices, even if earnings do increase. In addition, growth stocks typically lack the dividend yield that may cushion stock prices in market downturns.

○	Value Investing Risk. Value stocks involve the risk that they may never reach what the portfolio managers believe is their full market value, either because the market fails to recognize the stock’s intrinsic worth or the portfolio managers mis-gauged that worth. They also may decline in price, even though in theory they are already undervalued.

Past Performance

The following tables show historical performance of the Balanced Fund and provide some indication of the risks of investing in the Fund. Table I shows the Fund’s Investor Shares total returns before taxes for each of the periods set forth in the Table. Table II shows the Fund’s Investor Shares average annual total returns for 1, 5, and 10 years both before and after taxes. Table II also shows the Fund’s Institutional Shares returns before taxes for 1, 5, and 10 years (reflecting the performance of the Investor Shares for periods prior to inception of Institutional Shares and adjusted for Institutional Shares fees and expenses), and compares those returns to the performance of the Fund’s benchmark index, the Bloomberg Aggregate Bond Index, and four different supplementary securities market indices, the Standard & Poor’s 500 Composite Index (S&P 500® Index), the Bloomberg Intermediate Government/Credit Bond Index, MSCI’s Europe, Australasia, and Far East (EAFE) Index, and a Blended Benchmark, which is a composite comprised of 55% S&P 500 Index, 35% Bloomberg Intermediate Government/Credit Bond Index, and 10% MSCI EAFE Index. The Bloomberg Aggregate Bond Index represents a broad spectrum of dollar-denominated, fixed-rate debt, including government, corporate, and securitized bonds. The S&P 500® Index reflects the market sectors for U.S.-based equities in which the Fund primarily invests. The Bloomberg Intermediate Government/Credit Bond Index is a broad-based index of government and investment-grade corporate fixed-rate debt securities with maturities between 1 and 10 years and represents the bond markets in which the Fund primarily invests. The MSCI EAFE Index reflects the performance of major developed international equity markets, other than the United States and Canada, in which the Fund invests. The included Blended Benchmark represents a broad measure of the stock and bond markets, including market sectors and geography, in which the Fund may invest. The performance data quoted represents past performance and current returns may be lower or higher. Past performance (before and after taxes) does not guarantee future results. Recent performance information for the Fund is available on the Fund’s website at www.plumbfunds.com or by calling (toll free) 1-866-987-7888.

TABLE I

Balanced Fund Year-by-Year Total Returns (Calendar Year) - Investor Shares(1)

(1)	The returns shown in the bar chart are for Investor Shares of the Fund. Institutional Shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses.

The Fund’s highest and lowest quarterly returns during the period presented in Table I:

Highest Quarterly Return	Lowest Quarterly Return
2nd Quarter of 2020	2nd Quarter of 2022
19.41%	-17.18%

The performance information above is calculated based on a calendar year. The Fund’s total return (not annualized) for the six-month period ended June 30, 2026 was 10.39%.

TABLE II

Balanced Fund Average Annual Total Returns (for the periods ended December 31, 2025)

Investor Shares	1 Year	5 Years	10 Years
Return Before Taxes	10.68%	5.24%	9.43%
Return After Taxes on Distributions	8.40%	3.58%	8.40%
Return After Taxes on Distributions and Sale of Fund Shares	7.93%	3.82%	7.55%
Institutional Shares(1)
Return Before Taxes	10.98%	5.49%	7.54%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	17.88%	14.42%	14.82%
Bloomberg Intermediate Government/Credit Bond Index (reflects no deduction for fees, expenses or taxes)	6.97%	0.96%	2.29%
Bloomberg Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.30%	(0.36)%	2.01%
MSCI EAFE Index (reflects no deduction for fees, expenses, or taxes)	27.89%	6.14%	5.36%
Blended Benchmark (reflects no deduction for fees, expenses, or taxes)	15.06%	8.95%	9.61%

(1)	Performance shown for the Institutional Shares prior to its commencement of operations on August 3, 2020 reflects the performance of the Investor Shares adjusted for Institutional Shares fees and expenses.

After-tax returns are calculated using the highest individual federal marginal income tax rates in effect during such years and do not reflect the impact of state or other local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After tax returns are shown for only Investor Shares and after-tax returns for Institutional Shares will vary.

Investment Advisor

Wisconsin Capital Management, LLC serves as the investment advisor to the Balanced Fund.

Portfolio Managers

Mr. Thomas G. Plumb and Mr. Nathan M. Plumb serve as the portfolio managers of the Balanced Fund and are primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Thomas G. Plumb has been a portfolio manager of the Balanced Fund since the Fund’s inception in May 2007. He is also the Chief Executive Officer, Secretary, and Chairman of the Plumb Funds. Mr. Nathan M. Plumb, portfolio manager of Wisconsin Capital Management, LLC, has been a portfolio manager of the Balanced Fund since July 2023, and he also serves as President and Treasurer of the Plumb Funds.

Other Important Information Regarding Fund Shares

For important information about purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to the section titled “Summary of Other Important Information Regarding Shares of the Funds” of this Prospectus.

PLUMB EQUITY FUND

Investment Objective

The Plumb Equity Fund (the “Equity Fund”) seeks long-term capital appreciation.

Fees and Expenses of the Plumb Equity Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Equity Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)	Investor Shares	Institutional Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the amount redeemed)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends/Distributions	None	None
Redemption Fee (exclusive of wire transfer charges of $15.00, if applicable)	None	None
Exchange Fee	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.65%	0.65%
Distribution (12b-1) Fees	0.25%	None
Other Expenses	1.22%	1.23%
Total Annual Fund Operating Expenses	2.12%	1.88%
Fee Waivers and Expense Reimbursements(1)	(0.62)%	(0.63)%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.50%	1.25%

(1)	The Funds’ Advisor, Wisconsin Capital Management, LLC (the “Advisor”), has contractually agreed, at least until July 31, 2027 to waive fees and reimburse expenses of the Equity Fund so as to cap its annual operating expense ratios (excluding Acquired Fund Fees and Expenses) at 1.50% of its average daily net assets for Investor Shares and 1.25% of its average daily net assets for Institutional Shares. This expense cap may not be terminated prior to this date except by the Board of Directors. For any year in which the Fund’s actual operating expense ratio is lower than the applicable cap, the Advisor may recoup any or all of the fees it has waived and/or the expenses it has reimbursed during the immediately preceding 36 months, provided the amount of recoupment in any year shall be limited so that it does not cause the Fund’s total operating expenses, after recoupment has been taken into account, to exceed the current cap or the applicable cap at the time of waiver for that year.

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem (or sell) all of your shares at the end of those time periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. With respect to the first year expense amount, this example reflects the effects of the contractual commitment that the Advisor has made to waive fees and reimburse expenses for the Fund at least until July 31, 2027. The assumed return does not represent actual or future performance, and your actual costs may be higher or lower. However, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Shares	$153	$604	$1,082	$2,403
Institutional Shares	$127	$530	$958	$2,150

Portfolio Turnover. The Equity Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 26% of the average value of its portfolio.

Principal Investment Strategies of the Equity Fund

To pursue its investment objective, the Fund normally invests at least 80% of its assets, including borrowings for investment purposes, in common stocks and other equity securities. The Fund generally invests in stocks encompassing small, medium, and large market capitalizations. The Fund focuses on companies with growth rates higher than the general United States economy and with the potential to benefit from either secular macroeconomic trends or the creation of a new total addressable market (TAM).

The Fund will also invest in foreign securities, including the securities of companies located in foreign countries. The Fund will limit its investments in foreign securities, typically in American Depositary Receipts (ADRs), to 15% of its total assets. The Fund will only invest in foreign domiciled securities to the extent that such securities are listed on a U.S. exchange.

The Fund seeks to provide investors with competitive after-tax investment returns by holding quality securities for the long term, which is designed to promote greater tax efficiency.

The Fund typically sells securities in companies if the investment thesis is changing or for opportunity cost, meaning we believe another security is more attractive for our shareholders. This typically occurs when the market valuation of a security held by the Fund rises significantly above the portfolio managers’ estimates of its intrinsic business value or when the portfolio managers perceive that long-term economic fundamentals have significantly deteriorated or are unlikely to match their initial expectations.

Principal Risks of Investing in the Equity Fund

The Equity Fund’s principal risks are discussed below. The value of your investment in the Fund will fluctuate, sometimes dramatically, which means you could lose money.

●	Market Risk. The market value of a security may decline due to general market conditions that are not specifically related to a particular company or because of factors that affect a particular industry or industries. Drastically reduced or volatile trading activity may make it difficult for the Fund to properly value its investments.

●	Individual Security Selection Risk. Stocks selected as portfolio investments may decline in value due to events specific to that individual security. Such events include, but are not limited to, changes in a company’s business or credit outlook, its geographic exposure, events at competitor companies, and changes in government policy or regulatory environment.

●	Foreign Securities Risk. Although the Equity Fund invests principally in the securities of U.S. issuers, it also expects to invest in foreign securities. To the extent the Fund invests in foreign securities, such investments will be subject to special risks, including exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability, and differing auditing and legal standards.

●	Emerging Market Risk. Emerging market securities generally present market, credit, currency, liquidity, legal, political, and other risks different from, or greater than, the risks of investing in developed foreign countries. In addition to the risks of foreign securities in general, countries in emerging markets are typically more volatile and can have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries, and securities markets that trade a small number of issues.

●	Smaller-Company Risk. The Fund may invest (typically less than one-third of its total assets) in stocks of smaller companies whose market capitalizations are less than $1 billion at the time of investment. Earnings and revenues of smaller companies tend to be less predictable, and the share prices of smaller companies can be more volatile, than those of larger, more established companies. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the liquidity of these securities and the Fund’s ability to sell these securities.

●	Concentration Risk. To the extent the Fund invests in a smaller number of securities than do some other mutual funds, its net asset value may experience greater volatility and a greater effect on its total return and may be more susceptible to economic, political, and regulatory developments affecting particular securities or sectors of the market.

●	Liquidity Risk. Investments with little or no active trading market can be difficult to sell at or near their perceived value. In such a market, the market value of such investments may fall dramatically, causing the Fund’s share price to fall in value.

●	Key Person Risk. The Fund is heavily dependent upon each of Mr. Thomas G. Plumb and Mr. Nathan M. Plumb for its operation and for the execution of its investment strategy. Mr. Thomas G. Plumb serves as a portfolio manager for the Fund, and also serves as the Chief Executive Officer, Secretary, and Chairman of the Plumb Funds. Mr. Nathan M. Plumb serves as a portfolio manager for the Fund, and also serves as President and Treasurer of the Plumb Funds. The Fund would likely find it more difficult to execute its investment strategy and to continue its operation in the event either of them was no longer involved in the management of the Fund.

●	Growth and Value Stock Risk. By investing in a mix of growth and value companies, the Fund assumes the risks of both. To the extent the Fund is more heavily allocated to growth or value stocks, its performance may deviate significantly from its benchmark.

○	Growth Investing Risk. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors frequently move away from these stocks quickly, thus depressing their market prices, even if earnings do increase. In addition, growth stocks typically lack the dividend yield that may cushion stock prices in market downturns.

○	Value Investing Risk. Value stocks involve the risk that they may never reach what the portfolio managers believe is their full market value, either because the market fails to recognize the stock’s intrinsic worth or the portfolio managers misgauged that worth. They also may decline in price, even though in theory they are already undervalued.

Past Performance

The following tables show historical performance of the Equity Fund and provide some indication of the risks of investing in the Fund. Table I shows the Fund’s Investor Shares total returns before taxes for each of the periods set forth in the Table. Table II shows the Fund’s Investor Shares average annual total returns for 1, 5, and 10 years both before and after taxes. Table II also shows the Fund’s Institutional Shares returns before taxes for 1, 5, and 10 years (reflecting the performance of the Investor Shares for periods prior to inception of Institutional Shares and adjusted for Institutional Shares fees and expenses) and compares those returns to the performance of two different securities market indices, the S&P 500® Index and the MSCI EAFE Index, as well as to the Fund’s Benchmark, which is a composite comprised of 90% S&P 500® Index and 10% MSCI EAFE Index. The S&P 500® Index reflects the market sectors for U.S.-based equities in which the Fund primarily invests. The MSCI EAFE Index reflects the performance of major developed international equity markets, other than the United States and Canada, in which the Fund invests. The performance data quoted represents past performance and current returns may be lower or higher. Past performance (before and after taxes) does not guarantee future results. Recent performance information for the Fund is available on the Fund’s website at www.plumbfunds.com or by calling (toll free) 1-866-987-7888.

TABLE I

Equity Fund Year-by-Year Total Returns (Calendar Year) - Investor Shares(1)

(1)	The returns shown in the bar chart are for Investor Shares of the Fund. Institutional Shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses.

The Fund’s highest and lowest quarterly returns during the period presented in Table I:

Highest Quarterly Return:	Lowest Quarterly Return:
2nd Quarter of 2020	2nd Quarter of 2022
28.79%	-24.18%

The performance information above is calculated based on a calendar year. The Fund’s total return (not annualized) for the six-month period ended June 30, 2026 was 13.15%.

TABLE II

Equity Fund Average Annual Total Returns (for the periods ended December 31, 2025)

Investor Shares	1 Year	5 Years	10 Years
Return Before Taxes	10.66%	5.28%	12.44%
Return After Taxes on Distributions	9.41%	3.34%	10.34%
Return After Taxes on Distributions and Sale of Fund Shares	7.19%	3.64%	9.70%
Institutional Shares(1)
Return Before Taxes	10.94%	5.52%	8.98%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	17.88%	14.42%	14.82%
MSCI EAFE Index (reflects no deduction for fees, expenses, or taxes)	27.89%	6.14%	5.36%
Blended Benchmark (reflects no deduction for fees, expenses, or taxes)	18.90%	13.61%	13.88%

(1)	Performance shown for the Institutional Shares prior to its commencement of operations on August 3, 2020 reflects the performance of the Investor Shares adjusted for Institutional Shares fees and expenses.

After-tax returns are calculated using the highest individual federal marginal income tax rates in effect during such years and do not reflect the impact of state or other local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After tax returns are shown for only Investor Shares and after-tax returns for Institutional Shares will vary.

Investment Advisor

Wisconsin Capital Management, LLC serves as the investment advisor to the Equity Fund.

Portfolio Managers

Mr. Thomas G. Plumb and Mr. Nathan M. Plumb serve as the portfolio managers of the Equity Fund and are primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Thomas G. Plumb has been a portfolio manager of the Equity Fund since the Fund’s inception in May 2007. He is also the Chief Executive Officer, Secretary, and Chairman of the Plumb Funds. Mr. Nathan M. Plumb, portfolio manager of Wisconsin Capital Management, LLC, has been a portfolio manager of the Equity Fund since July 2023, and he also serves as President and Treasurer of the Plumb Funds.

Other Important Information Regarding Fund Shares

For important information about purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to the section titled “Summary of Other Important Information Regarding Shares of the Funds” of this Prospectus.

Summary of Other Important Information Regarding Shares of the Funds

Purchase and Sale of Fund Shares

The investment minimums for purchases of shares of the Funds are as follows:

Minimum Investment Amount

	Initial		Subsequent
	Investor Shares	Institutional Shares	All Classes
Regular Accounts	$2,500	$2,500	$50
IRAs	$1,000	$1,000	$50
Automatic Investment Plan	N/A	N/A	$50

You may redeem (sell back to the Fund) all or some shares of a Fund at any time by contacting the Funds by mail at The Plumb Funds, c/o Ultimus Fund Solutions, LLC, Via Regular/Express Mail: P.O. Box 46707 Cincinnati, Ohio 45246 or Via Overnight Mail: 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246, or by telephone at 1-866-987-7888 (unless you indicate otherwise on your account application). You may also redeem shares of a Fund by setting up a Systematic Withdrawal Plan, subject to certain restrictions. If you hold shares of a Fund through a broker-dealer, financial institution or other service provider, you may redeem such shares by contacting such provider, who may charge a commission or other transaction fee for processing the redemption for you. The Funds reserve the right to waive the minimum initial investment amount at their discretion. The Funds do waive the minimum initial investment for Institutional Shares for employees and officers, and families of employees and officers, of the Advisor and its affiliates, and directors and officers of the Funds.

Tax Information

The Funds intend to make distributions, which may be subject to federal, state and local taxes as ordinary income or capital gains, or a combination of the two. Please see the sections entitled “Dividends and Distributions” and “Taxes” for more information.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, Wisconsin Capital Management, LLC (the Fund’s investment advisor), the Fund’s distributor, or any of their respective affiliates may pay the intermediary for the sale of the Fund’s shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the Funds over another investment. Ask your individual financial adviser or visit your financial intermediary’s website for more information.

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

This section of the Prospectus describes the Funds’ investment objectives and strategies and the risks of investing in the Funds. The investment objectives of the Funds can be changed without shareholder approval.

Investment Objectives and Principal Investment Strategies

Balanced Fund:

Investment Objective

The Balanced Fund seeks a high total return through capital appreciation while attempting to preserve principal, and secondarily seeks current income.

Principal Investment Strategies

The Balanced Fund invests in a diversified portfolio of common stocks and fixed income securities. We select securities that, in our judgment, will result in the highest total return consistent with preservation of principal, and we vary the mix of common stocks and bonds from time to time. More than 50% of the Fund’s assets are normally invested in common stocks. In allocating the Fund’s assets between stocks and bonds, we assess the relative return and risk of each asset class, analyzing several factors, including general economic conditions, anticipated future changes in interest rates, and the outlook for stocks generally. The Fund will also invest in foreign securities, including the securities of companies located in emerging market countries. The Fund will limit its investments in foreign securities, including in American Depositary Receipts (“ADRs”), to 15% of its total assets. The Fund will only invest in emerging-market securities to the extent that such securities are listed on a U.S. exchange.

To achieve a better risk-adjusted return on its equity investments, the Fund invests in many types of stocks, including a blend of large company stocks, smaller company stocks, growth stocks, and value stocks. We believe that holding a diverse group of stocks will provide competitive returns under different market environments, as opposed to more narrow investment styles. Our flexible approach to equity investing enables us to adapt to changing market trends and conditions and to invest where we believe opportunity exists.

We also normally invest at least 25% of the Fund’s assets in fixed income senior securities. The fixed income senior securities in which the Fund may invest include corporate bonds and other debt instruments, mortgage-related securities, asset-backed securities, debt securities issued or guaranteed by the U.S. Government (including its agencies and instrumentalities), convertible debt securities, and preferred stock. In addition to their fixed income characteristics, some of these securities may be convertible into common stock of the issuing corporation. The dollar-weighted average portfolio maturity of the fixed income securities held by the Fund will normally not exceed 10 years.

Other Investment Strategies

The Balanced Fund typically invests in common stocks that possess most of the following characteristics:

●	Leading market positions

●	High barriers to entry and other competitive or technological advantages

●	High returns on equity and assets

●	Good growth prospects

●	Strong management

●	Relatively low debt burdens

The Balanced Fund generally invests in investment-grade fixed income securities, although it may invest up to 5% of its total assets in securities rated below investment grade (i.e., high-yield or “junk” bonds). Under adverse market conditions, the Balanced Fund could invest a substantial portion of its assets in U.S. Treasury securities and money market securities.

Equity Fund:

Investment Objective

The Equity Fund seeks long-term capital appreciation.

Principal Investment Strategies

To pursue its investment objective, the Fund normally invests at least 80% of its assets, including borrowings for investment purposes, in common stocks and other equity securities. The Fund generally invests in stocks encompassing small, medium, and large market capitalizations. The Fund focuses on companies with growth rates higher than the general United States economy and with the potential to benefit from either secular macroeconomic trends or the creation of a new total addressable market (TAM).

The Fund will also invest in foreign securities, including the securities of companies located in foreign countries. The Fund will limit its investments in foreign securities, typically in American Depositary Receipts (ADRs), to 15% of its total assets. The Fund will only invest in foreign domiciled securities to the extent that such securities are listed on a U.S. exchange.

The Fund seeks to provide investors with competitive after-tax investment returns by holding quality securities for the long term, which is designed to promote greater tax efficiency.

The Fund typically sells securities in companies if the investment thesis is changing or for opportunity cost, meaning we believe another security is more attractive for our shareholders. This typically occurs when the market valuation of a security held by the Fund rises significantly above the portfolio managers’ estimates of its intrinsic business value or when the portfolio managers perceive that long-term economic fundamentals have significantly deteriorated or are unlikely to match their initial expectations.

Other Investment Strategies

The portfolio managers of the Equity Fund typically looks for companies that possess the following characteristics:

●	Leading market positions

●	High barriers to market entry and other competitive or technological advantages

●	High return on equity and invested capital

●	Consistent operating history

●	Capable management

●	Solid balance sheets

●	Good growth prospects

Under adverse market conditions, the Equity Fund could invest a substantial portion of its assets in U.S. Treasury securities and money market securities.

Principal Investment Risks

Balanced Fund:

The stock and bond markets can perform differently from each other at any given time (as well as over the long term), so the Balanced Fund will be affected by its asset allocation. If the Fund favors an asset class during a period when that class underperforms, performance may be hurt. The Fund’s principal risks are discussed below. The value of your investment in the Fund will fluctuate, sometimes dramatically, which means you could lose money.

●	Market Risk. The market value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. A security’s market value also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs, competitive conditions within an industry, and threatened or actual imposition of tariffs. Drastically reduced or volatile trading activity may make it difficult for the Fund to properly value its investments, particularly its fixed-income investments.

●	Individual Security Selection Risk. Stocks and bonds selected as portfolio investments may decline in value due to events specific to that individual security. Such events include, but are not limited to, changes in a company’s business or credit outlook, its geographic exposure, events at competitor companies, and changes in government policy or regulatory environment. The Fund’s balance between equity and debt securities could limit its potential for capital appreciation relative to an all-stock fund or contribute to greater volatility relative to an all-bond fund.

●	Foreign Securities Risk. Although the Balanced Fund invests principally in the securities of U.S. issuers, it also expects to invest in foreign securities. To the extent the Fund invests in foreign securities, such investments will be subject to special risks, including exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability, and differing auditing and legal standards.

●	Emerging Market Risk. Emerging market securities generally present market, credit, currency, liquidity, legal, political, and other risks different from, or greater than, the risks of investing in developed foreign countries. In addition to the risks of foreign securities in general, countries in emerging markets are typically more volatile and can have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries, and securities markets that trade a small number of issues.

●	Concentration Risk. To the extent the Fund invests in a smaller number of securities than do some other mutual funds, its net asset value may experience greater volatility and a greater effect on its total return and may be more susceptible to economic, political, and regulatory developments affecting particular securities or sectors of the market.

●	Key Person Risk. The Fund is heavily dependent upon each of Mr. Thomas G. Plumb and Mr. Nathan M. Plumb for its operation and for the execution of its investment strategy. Mr. Thomas G. Plumb serves as a portfolio manager for the Fund, and also serves as the Chief Executive Officer, Secretary, and Chairman of the Plumb Funds. Mr. Nathan M. Plumb serves as a portfolio manager for the Fund, and also serves as President and Treasurer of the Plumb Funds. The Fund would likely find it more difficult to execute its investment strategy and to continue its operation in the event either of them was no longer involved in the management of the Fund.

The Balanced Fund’s investments in stocks and other equity securities are subject to the following additional principal risks:

●	Smaller Company Risk. The Fund may invest (typically less than one-third of its total assets) in stocks of smaller companies whose market capitalizations are less than $1 billion at the time of investment. Earnings and revenues of smaller companies tend to be less predictable, and the share prices of smaller companies can be more volatile, than those of larger, more established companies. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the liquidity of these securities and the Fund’s ability to sell these securities. These companies may have limited product lines, markets, or financial resources, or may depend on a limited management group. Some of the Fund’s investments will rise and fall based on investor perception rather than economic factors. Other investments, including special situations, are made in anticipation of future products and services or events whose delay or cancellation could cause the stock price to drop.

●	Mortgage-Related and Asset-Backed Securities Risk. Mortgage-related securities are complex instruments, subject to both credit and prepayment risk, and may be more volatile and less liquid, and more difficult to price accurately, than more traditional debt securities. As with other interest-bearing securities, the prices of certain mortgage-related securities are inversely affected by changes in interest rates. However, although the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since during periods of declining interest rates the mortgages underlying the security are more likely to be prepaid. The risks of asset-backed securities are similar to those of mortgage-related securities. However, asset-backed securities present certain risks that are not presented by mortgage-related securities. In particular, these securities may provide the Fund with a less effective security interest in the related collateral than do mortgage-related securities.

The Balanced Fund’s investments in bonds and other fixed-income securities are subject to the following additional principal risks:

●	Interest Rate Risk. Prices of bonds tend to move inversely with changes in interest rates. Typically, a rise in rates will reduce bond prices and, accordingly, the Fund’s share price. The longer the effective maturity and duration of the bond portion of the Fund, the more the Fund’s share price is likely to react to interest rates. For example, if interest rates decline by 1%, the market value of a portfolio with a duration of three years would rise by approximately 3%. Conversely, if interest rates increase by 1%, the market value of a portfolio with this duration would decline by approximately 3%. A variety of factors can contribute to changes in interest rates, including monetary policy, inflation, and changes to general economic conditions. Changing interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility.

●	Convertible Securities Risk. A convertible security is a fixed-income security (a debt instrument or a preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. The market value of a convertible security will perform the same as a regular fixed income security; that is, if market interest rates rise, the value of the convertible security falls. Convertible securities are senior to common stock in an issuer’s capital structure, but are subordinated to any senior debt securities. As a result, in the event of a liquidation of the issuing company, holders of convertible securities generally would be paid after the company’s creditors but before the company’s common shareholders. Consequently, an issuer’s convertible securities generally may be viewed as having more risk than its debt securities but less risk than its common stock, while providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible).

●	Credit Risk. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a bond, can cause a company’s preferred stock, common stock and bond prices to fall.

●	Call Risk. Some bonds give the issuer the option to call, or redeem, the bonds before their maturity date. If an issuer calls its bond during a time of declining interest rates, the Fund might have to reinvest the proceeds in an investment offering a lower yield.

●	Rating Agencies Risk. Ratings are not an absolute standard of quality, but rather general indicators that reflect only the view of the originating rating agencies from which an explanation of the significance of such ratings may be obtained. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency establishing the rating, circumstances so warrant. A downward revision or withdrawal of such ratings, or either of them, may have a negative effect on the liquidity or market price of the securities in which the Fund invests. Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates. In addition, rating agencies are subject to an inherent conflict of interest because they are often compensated by the same issuers whose securities they grade.

Equity Fund:

The Equity Fund’s principal risks are discussed below. The value of your investment in the Fund will fluctuate, sometimes dramatically, which means you could lose money.

●	Market Risk. The market value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. A security’s market value also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs, competitive conditions within an industry, and threatened or actual imposition of tariffs. Drastically reduced or volatile trading activity may make it difficult for the Fund to properly value its investments.

●	Individual Security Selection Risk. Stocks selected as portfolio investments may decline in value due to events specific to that individual security. Such events include, but are not limited to, changes in a company’s business or credit outlook, its geographic exposure, events at competitor companies, and changes in government policy or regulatory environment.

●	Foreign Securities Risk. Although the Equity Fund invests principally in the securities of U.S. issuers, it also expects to invest in foreign securities. To the extent the Fund invests in foreign securities, such investments will be subject to special risks, including exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability, and differing auditing and legal standards.

●	Emerging Market Risk. Emerging market securities generally present market, credit, currency, liquidity, legal, political, and other risks different from, or greater than, the risks of investing in developed foreign countries. In addition to the risks of foreign securities in general, countries in emerging markets are typically more volatile and can have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries, and securities markets that trade a small number of issues.

●	Smaller Company Risk. The Fund may invest (typically less than one-third of its total assets) in stocks of smaller companies whose market capitalizations are less than $1 billion at the time of investment. Earnings and revenues of smaller companies tend to be less predictable, and the share prices of smaller companies can be more volatile, than those of larger, more established companies. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the liquidity of these securities and the Fund’s ability to sell these securities. These companies may have limited product lines, markets, or financial resources, or may depend on a limited management group. Some of the Fund’s investments will rise and fall based on investor perception rather than economic factors. Other investments, including special situations, are made in anticipation of future products and services or events whose delay or cancellation could cause the stock price to drop.

●	Concentration Risk. To the extent the Fund invests in a smaller number of securities than do some other mutual funds, its net asset value may experience greater volatility and a greater effect on its total return and may be more susceptible to economic, political, and regulatory developments affecting particular securities or sectors of the market.

●	Key Person Risk. The Fund is heavily dependent upon each of Mr. Thomas G. Plumb and Mr. Nathan M. Plumb for its operation and for the execution of its investment strategy. Mr. Thomas G. Plumb serves as a portfolio manager for the Fund, and also serves as the Chief Executive Officer, Secretary, and Chairman of the Plumb Funds. Mr. Nathan M. Plumb serves as a portfolio manager for the Fund, and also serves as President and Treasurer of the Plumb Funds. The Fund would likely find it more difficult to execute its investment strategy and to continue its operation in the event either of them was no longer involved in the management of the Fund.

Other Non-Principal Investment Risks of the Funds

●	High Yield Bond Risk. Although the Balanced Fund’s bond investments are primarily in investment-grade bonds, the Balanced Fund may invest to a limited extent (up to 5% of its total assets at the time of purchase) in high yield (“junk”) bonds which involve greater credit risk, including the risk of default, than investment-grade bonds. High yield bonds are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. The prices of high yield bonds can fall dramatically in response to negative developments affecting the issuer or its industry, or the economy in general.

●	Political, Social and Economic Risk. National and global markets and economies have become increasingly interconnected. War, natural disasters, terrorism, public health emergencies such as pandemics, epidemics and bank failures (such as the March 2023 failures of Silicon Valley Bank and Signature Bank, the second- and third-largest bank failures in U.S. history), and similar events can create very high levels of volatility and generally stressed conditions in markets around the world. These types of events can also result in a wide range of social and economic disruptions and challenge businesses and their revenues across most sectors. For example, the COVID-19 coronavirus pandemic resulted in closed borders, voluntary or compelled quarantines of large populations, stressed healthcare systems, reduced or prohibited domestic or international travel, and supply chain disruptions, throughout much of the United States and many other countries. Similarly, international conflicts such as the large-scale invasion of Ukraine by Russia can result in broad-ranging economic sanctions, boycotts, changes in consumer or purchaser preferences, possible cyberattacks on governments, companies, or individuals as well as significant negative impacts on the financial markets for certain securities and commodities, such as oil and natural gas. Escalating conflict in the Middle East has recently contributed to additional market uncertainty, including regarding potential disruptions to the oil supply chain and resulting price increases. The effects of these events and the resultant effects on the Funds cannot be predicted with certainty. This uncertainty is likely to amplify other risks that apply to the Funds.

●	Issuer Risk. The value of a security held by a Fund may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer’s products or services.

●	Liquidity Risk. Investments with little or no active trading market can be difficult to sell at or near their perceived value. In such a market, the market value of such investments may fall dramatically, causing the Fund’s share price to fall in value.

●	Market Sector Risk. The Funds may invest a greater or lesser portion of their assets in certain companies, industries, or market sectors than the weightings they represent in certain broad market indices. The Funds will not, however, invest 25% or more of their assets in any single industry sector. These overweighted and underweighted positions may cause the Funds’ performance to vary from the performance of such broad market indices.

●	Inflation/Deflation Risk. The Funds may be subject to inflation and deflation risk. Inflation risk is the risk that the present value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Funds’ assets can decline. Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the fund’s assets.

Temporary strategies in which the Funds may engage from time to time expose them to certain other risks described below.

●	Temporary Defensive Positions. Under adverse market conditions, the Funds could invest a substantial portion of their assets in U.S. Treasury securities and money market securities. Although the Funds would do this for temporary defensive purposes, it could reduce the benefit from any upswing in the market. During such periods, the Funds may not achieve their respective investment objectives.

●	Short-Term Trading Risks. The Funds may engage in short-term trading, which could produce higher transaction costs and taxable distributions and lower the Funds’ after-tax performance.

Portfolio Holdings

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ Statement of Additional Information. The Funds’ Portfolio Holdings Disclosure Policy is also available and on their website (www.plumbfunds.com).

MANAGEMENT

Investment Advisor

Wisconsin Capital Management, LLC, 8020 Excelsior Drive, Suite 402, Madison, Wisconsin 53717, (the “Advisor”) serves as investment advisor to the Funds. As of June 30, 2026, the Advisor had assets under discretionary management of approximately $292 million.

The Advisor manages the investment of each Fund’s assets; provides each Fund with personnel, facilities, and administrative services; and supervises each Fund’s daily business affairs, all subject to the oversight of the Board of Directors. Under the investment advisory agreement pursuant to which the Advisor provides advisory services, each Fund pays the Advisor a fee at an annual rate equal to 65 basis points (0.65%) of the Fund’s average daily net assets.

From time to time, the Advisor may waive fees paid to it by a Fund and/or pay other Fund ordinary operating expenses (excluding brokerage commissions, interest, and taxes) to the extent necessary to ensure that such Fund’s total annual ordinary operating expenses do not exceed a certain percentage of average net assets. Waivers and reimbursements have the effect of lowering a Fund’s overall expense ratio and increasing a Fund’s overall return to investors. The Advisor has contractually agreed, at least until July 31, 2027, to waive fees and reimburse expenses of each Fund so as to cap each Fund’s annual operating expense ratio (excluding Acquired Fund Fees and Expenses) at:

●	Balanced Fund - 1.44% of the Fund’s average daily net assets for Investor Shares and 1.19% of its average daily net assets for Institutional Shares.

●	Equity Fund - 1.50% of the Fund’s average daily net assets for Investor Shares and 1.25% of its average daily net assets for Institutional Shares.

Each expense cap may not be terminated prior to this date except by the Board of Directors.

The annual investment advisory fee paid to the Advisor as a percentage of average daily net assets for the year ended March 31, 2026, net of expense reimbursements or fee waivers or recoupments (if applicable), was 0.55% for the Balanced Fund and 0.02% for the Equity Fund.

TGP, Inc., which is wholly and directly owned by Thomas G. Plumb, holds all of the voting units of the Advisor. The address of TGP, Inc. is the same as the Advisor’s address.

A discussion regarding the basis for the Funds’ Board of Directors approving the investment advisory agreement is available in the Funds’ Form N-CSR for the period ended September 30 and at www.plumbfunds.com.

Portfolio Managers

Thomas G. Plumb, CFA. Mr. Thomas G. Plumb has been a portfolio manager of the Funds since the Funds’ inception in May 2007. He has also served as the Chief Executive Officer and Chairman of the Plumb Funds since their inception in May 2007, President from May 2007 until August 2024 and Secretary of Plumb Funds since August 1, 2017. Mr. Plumb is a Principal and the founder of Wisconsin Capital Management, LLC, since January 2004, a firm that traces its origins back over forty years. He has over forty years of experience as an investment professional including twenty years as the lead manager of two other balanced mutual funds. Mr. Plumb is primarily responsible for the day-to-day management of the Funds’ portfolios. Mr. Plumb earned a Bachelor of Business Administration degree from the University of Wisconsin-Madison in 1975 and also holds a Chartered Financial Analyst (CFA) designation.

Nathan M. Plumb. Mr. Nathan M. Plumb has been a portfolio manager of the Funds since July 2023. He has served as President of the Plumb Funds since August 2024 and Treasurer since August 2025. Mr. Nathan M. Plumb has extensive experience in the investment management industry. He served as Chief Financial Officer and Treasurer of the Funds from August of 2017 through September 2022 and as a Director from January 2017 until September 2022. He was an associate portfolio manager for the Funds from January 2014 through December 2016, and from August 2013 to December 2014 he served as an assistant portfolio manager of the Funds. He also served as Vice President of the Funds from August 2015 through December 2016. From 2003 until December 2016, Mr. Plumb served in various roles with Wisconsin Capital Management and related entities, including as an active member of Wisconsin Capital Management’s research committee beginning in 2010 and as a portfolio manager for privately managed accounts beginning in 2009. He holds a Masters of Business Administration from the University of Wisconsin and a Bachelor’s degree in Psychology from Gustavus Adolphus College. He also holds the Certified Trust and Financial Advisor (CTFA) certification.

The Statement of Additional Information (the “SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of shares in the Funds.

Rule 12b-1 Plan

Each Fund has adopted a distribution plan (the “Rule 12b-1 Plan”) which, among other things, requires it to pay Ultimus Fund Distributors, LLC (the “Distributor”), the principal underwriter and distributor of shares of the Funds, a monthly fee of up to 0.25% of its average daily net assets attributable to Investor Shares computed on an annual basis.

The amounts paid under the Rule 12b-1 Plan reimburse the Distributor for distributing Investor Shares of the Funds and providing services to shareholders. Covered distribution expenses include, but are not limited to, the printing of prospectuses and reports used for sales purposes, advertisements, expenses of preparation and printing of sales literature, expenses associated with electronic marketing and sales media and communications, and other sales or promotional expenses, including compensation paid to any securities dealer (including the Distributor), financial institution, or other person that renders assistance in distributing or promoting the sale of Investor Shares of the Funds, provides shareholder services to the Funds, or that has incurred any of the aforementioned expenses on behalf of the Funds pursuant to a Dealer Agreement or other authorized arrangement. Covered shareholder servicing expenses include, but are not limited to, costs associated with relationship management, retirement plan enrollment meetings, investment and educational meetings, conferences and seminars, and the cost of collateral materials for such events. A Fund is obligated to pay fees under the Rule 12b-1 Plan only to the extent of expenses actually incurred by the Distributor for the current year, and thus there will be no carry-over expenses from previous years. No fee paid by one Fund under the Rule 12b-1 Plan may be used to reimburse the Distributor for expenses incurred in connection with its provision of distribution or shareholder services to another Fund. Because these fees are paid out of the Funds’ assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The Funds’ Rule 12b-1 Plan also authorizes the Funds to pay covered distribution and servicing expenses directly rather than through the Distributor, subject to the requirement that the aggregate amounts paid directly and to the Distributor do not exceed 0.25% per annum of the particular Fund’s average daily net assets attributable to Investor Shares of that Fund. The Funds’ direct payment of covered distribution and servicing expenses is made with the Distributor’s knowledge primarily for administrative convenience.

Revenue Sharing

The Advisor expects to pay additional compensation out of its own assets (and not as an additional charge to any Fund) to selected financial advisors in connection with the retention and/or servicing of Fund investors and Fund shares, including without limitation for various shareholder servicing, recordkeeping or other services with respect to the Funds. Receipt of, or the prospect of receiving, this additional compensation, may influence your financial advisor’s recommendation of the Funds. Please see the SAI for more information about the Advisor’s use of this additional compensation.

The Advisor expects to pay out of its own resources (and not as an additional charge to a Fund) compensation to certain financial intermediaries in connection with the sale and distribution of the Funds’ shares and the retention and servicing of Fund investors who own the Funds’ shares. These payments are sometimes referred to as “revenue sharing” payments and are payments separate from any service fees or other expenses paid by the Funds and described elsewhere in this Prospectus. Through this arrangement, financial intermediaries may assist the Advisor in developing and structuring marketing initiatives, creating marketing materials, attending sales meetings, and placing the Funds’ shares on a financial intermediary’s list of mutual funds available for purchase by the intermediary’s clients. Fees payable under this marketing agreement, which may be substantial, are negotiated between the parties.

HOW TO BUY SHARES

General

The price you pay for the shares will be the net asset value per share, determined at the end of the business day your purchase order is received by the Plumb Funds through Ultimus Fund Solutions, LLC, the Funds’ transfer agent (the “Transfer Agent”), or received by the Distributor, or other broker-dealers authorized by the Funds or their designated intermediaries. The Distributor and the Funds reserve the right to reject any purchase order for any reason. The Funds reserve the right to waive or change minimum initial and additional investment amounts. Shares generally may not be purchased by persons residing outside the United States. Please note that your application will be returned if any information is missing. The Funds do not issue share certificates.

Please call us at 1-866-987-7888 if you have any questions about purchasing shares of the Funds or require additional assistance in completing your Account Application.

The investment minimums for purchases of shares of the Funds (subject to any waiver or change by the Distributor or the Funds) are as follows:

Minimum Investment Amount

	Initial		Subsequent
	Investor Shares	Institutional Shares	All Classes
Regular Accounts	$2,500	$2,500	$50
IRAs	$1,000	$1,000	$50
Automatic Investment Plan	N/A	N/A	$50

The Funds reserve the right to waive the minimum initial investment amount at their discretion. The Funds do waive the minimum initial investment for Institutional Shares for employees and officers, and families of employees and officers, of the Advisor and its affiliates, and directors and officers of the Funds.

Important Information About Procedures for Opening a New Account

To help the government fight the funding of terrorism and money laundering activities, federal law requires financial institutions, including mutual funds, to obtain, verify, and record information that identifies each person or entity that opens an account, to the extent reasonable and practicable. This notice is provided in accordance with the USA PATRIOT Act of 2001 and the regulations issued thereunder.

What this means for you: When you open an account, the Funds and/or its agents (including the Transfer Agent) will request your full name, residential or business street address (a P.O. Box is not sufficient and will not be accepted as a primary address), date of birth (for individuals), and an identification number, such as a Social Security Number or Taxpayer Identification Number (“TIN”), and may request other information that will allow the Fund to identify you.

For legal entities, the Funds may require documentation verifying the legal existence of the entity and, as required by applicable law, identifying and verifying the identity of beneficial owners and/or control persons. The Funds may also request to see a driver’s license, passport, or other identifying documents. The Funds may also check customer information against government lists, as required or permitted by applicable law. The Fund will retain records of the information used to verify identity in accordance with applicable law.

Verification Process: The Funds and/or its agents reserve the right to:

●	Refuse to open an account or delay the processing of a purchase order if the required information is not provided;

●	Restrict transactions, close an account, or take other steps if identity cannot be verified within a reasonable timeframe; and/or

●	Take any other action required or permitted by applicable law, including freezing an account or its assets.

Purchase Procedures

Method	Steps To Follow

By Mail:	To Open a New Account:

The Plumb Funds

c/o Ultimus Fund Solutions, LLC

P.O. Box 46707

Cincinnati, Ohio 45246

By Personal Delivery/Express Mail:

The Plumb Funds

c/o Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, Ohio 45246

Note: The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at the post office box of Ultimus, of purchase orders or redemption requests does not constitute receipt by the transfer agent of the Funds. Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s office.

1.

Complete the Account Application.

2.

Make your check payable to “The Plumb Funds” (note: your purchase must meet the applicable minimum). All purchases by check must be made in U.S. dollars drawn on a domestic financial institution. The Funds generally do not accept cash equivalents for the purchase of shares, including, but not limited to: cash, cashier’s checks, bank official checks, certified checks, bank money orders, third-party checks (except for properly endorsed IRA transfer and rollover checks), counter checks, starter checks, traveler’s checks, money orders, credit card checks, cryptocurrency, or payments drawn on non-U.S. financial institutions.

3.

Send the completed Account Application and check to the applicable address listed to the left (note: a $25 fee, in addition to any loss sustained by the Funds, will be assessed for any payment that is returned).

Method	Steps To Follow

To Add to an Existing Account:

To make additional investments once you have opened your account, write your account number on the check and send it together with the Invest by Mail form from your most recent confirmation statement received from the Transfer Agent. If you do not have the Invest by Mail form, include the Fund name, your name, address, and account number on a separate piece of paper along with your check.

Method	Steps To Follow

By Wire Transfer:

You may purchase shares of the Funds by federal funds wire transfer. Before sending a wire, please call the Funds at 1-866-987-7888 to obtain current wiring instructions and to notify the Transfer Agent that a wire transfer will be sent. Failure to provide advance notice or to use complete and accurate wiring instructions may delay the processing of your purchase.

Wire purchase orders will generally be credited on the business day that the wired funds are received in good order by the Funds’ designated bank, provided the funds are received before 3:00 p.m. Central Time / 4:00 p.m. Eastern Time. Wired funds received after that time will generally be processed on the next business day.

Your bank may charge a fee for sending a wire transfer. The Funds and the Transfer Agent are not responsible for delays, errors, or losses resulting from incomplete or incorrect wiring instructions, actions or omissions of the sending or receiving bank, or delays in the Federal Reserve wire system.

To Open a New Account:

1.

To open a new account by wire transfer from your financial institution, call the Transfer Agent at 1-866-987-7888. A representative will assist you in obtaining an account application, which must be completed, signed and returned to the Transfer Agent before payment by wire may be made.

Note: The Funds require advance notification of all wire purchases in order to ensure that the wire is received in proper form and that your account is subsequently credited in a timely fashion for a given trade date. Failure to notify the Transfer Agent prior to the transmittal of the bank wire may result in a delay in purchasing shares of the Funds. An order is considered received when the Fund receives payment by wire in proper form. Your financial institution may charge a fee for wiring funds.

By Electronic Funds Transfer:

Investors may purchase additional shares of the Funds by calling 1-866-987-7888. Unless you declined telephone options on your account application, telephone orders will be accepted via electronic funds transfer from your bank account through the Automated Clearing House (ACH) network, provided that your bank is a member. If you elected this option on your account application, and your account has been open for at least 7 business days, telephone orders will be accepted via electronic funds transfer from your bank account through the ACH network. You must have banking information established on your account prior to making a purchase. If your order is received before 3:00 p.m. Central Time, your shares will be purchased at the net asset value calculated on that day.

The designated bank account must be maintained at a U.S. domestic financial institution. The name(s) and registration on the bank account must exactly match the name(s) and registration on the Fund account. The bank account must be owned and controlled by the shareholder(s). ACH transfers initiated from a third-party bank account will not be accepted.

A $25 charge will be assessed for any such transfer that cannot be completed.

Method	Steps To Follow

Automatic Investment Plan:

Shareholders may purchase shares through an Automatic Investment Plan (“AIP”), which provides for regular, periodic purchases in accordance with the shareholder’s instructions and the transfer agent’s procedures. With the shareholder’s authorization, the Transfer Agent will process AIP purchases in the amount and frequency selected by the shareholder at the Funds’ net asset value (“NAV”) next determined after receipt of the applicable purchase instructions in good order. There is no minimum investment amount required to participate in the AIP.

Shareholders may change or terminate AIP instructions at any time by contacting the Transfer Agent. Only bank accounts maintained at U.S. financial institutions that are ACH members may be used. The Funds and/or the Transfer Agent may modify, suspend, or terminate the AIP at any time.

(Note: This plan may be suspended, modified, or terminated at any time.)

To Open an Account:

Not Applicable.

To Add to an Existing Account:

1.

Call us at 1-866-987-7888 or visit our website at www.plumbfunds.com to obtain a regular Account Application.

2.

Complete the Automatic Investment Plan section on the regular Account Application to authorize the transfer of funds from your bank account. Include a voided check or savings deposit slip with the application. Please note that the Funds’ Automatic Investment Plan only offers an option to make automatic investments on a monthly basis.

3.

Indicate the amount of the automatic investments (must be at least $50 per investment).

4.

Your bank will deduct the automatic investment amount from your bank account each month on the business day you have selected or if the date falls on a day the Fund is closed, the next business day. Such amount will be invested in shares of the Fund or Funds in accordance with your authorization. Your financial institution must be a member of the Automated Clearing House (ACH) network. (Note: you will be charged $25 for any automatic investments that do not clear.)

To Change or Stop an Automatic Investment Plan:

1.

Call us at 1-866-987-7888. We will take your request and give you a confirmation number; or

2.

Write a letter requesting your change to:

The Plumb Funds

c/o Ultimus Fund Solutions, LLC

Regular/Express Mail:

P.O. Box 46707

Cincinnati, Ohio 45246

Overnight Mail:

225 Pictoria Drive, Suite 450

Cincinnati, Ohio 45246

Please note that the Funds need at least five (5) calendar days for processing any changes to, or a termination of, an automatic investment instruction. Therefore, the Funds must receive a notice of a change or a termination at least five (5) days before the date you want the change to take effect.

Method	Steps To Follow

Through Broker-Dealers and Other Service Providers:	You may purchase shares of the Funds through a broker-dealer, institution, or other service provider who may charge a commission or other transaction fee. Certain features of the Funds may not be available or may be modified in connection with the program offered by your service provider. The service provider, rather than you, may be the shareholder of record of Fund shares, in which case the service provider may be responsible for delivering Fund reports and other communications about the Funds to you.

Purchase Requests in Good Order

A purchase request will be considered to be in “good order” only if it includes all of the following:

●	A completed and signed account application (for new accounts).

●	The exact dollar amount of the investment.

●	For existing accounts, the account number and the name(s) exactly as registered on the account.

●	Payment in U.S. dollars, payable to the Fund.

●	Any documentation reasonably required by the Funds or its transfer agent to verify the identity or authority of the purchaser, if applicable.

Requests that are incomplete, unclear, or submitted without the required documentation may be delayed or rejected. The Funds and Transfer Agent are not responsible for delays or losses due to requests that are not received in good order.

Payment for Shares and Good Funds Policy

●	The Fund accepts payment for shares by check, Automated Clearing House (“ACH”) transfer, or wire transfer. All purchase orders are subject to acceptance by the Fund and will be executed at the next net asset value (“NAV”) calculated after the order is received in good order.

●	Payments made by check or ACH may be subject to a collection period to ensure that funds have cleared and are received in “good funds.” The Fund and its Transfer Agent reserve the right to delay the disbursement of redemption or exchange proceeds from shares purchased by check or ACH for up to 10 business days (or longer, if necessary) to allow the payment to clear.

●	During this period, the proceeds of newly purchased shares are not available for redemption or exchange. This policy does not apply to purchases made by wire transfer, which are generally considered good funds upon receipt.

●	If a check or ACH payment does not clear, the purchase order will be cancelled, and the investor will be responsible for any resulting loss incurred by the Fund or its Transfer Agent, as well as any applicable fees.

Online purchase transactions are subject to the requirements and limitations described under “Electronic Services and Online Account Transactions.”

Exchange of Fund Shares

You may exchange shares of the same class of one Plumb Fund for shares in an identically registered account of another Plumb Fund without a fee or sales charge. The exchange of shares can be made by mailing a letter of instruction to the Fund or by telephone unless you have declined this option on your Account Application. If an account has more than one owner or authorized person, telephone instructions will be accepted from any one owner or authorized person. In making telephone exchanges, you assume the risk for unauthorized transactions. However, we have procedures designed to reasonably assure that the telephone instructions are genuine and will be liable to you if you suffer a loss from our failure to abide by these procedures. The exchange privilege may be modified or terminated at any time.

The basic rules for exchanges are as follows:

●	You must own shares of the Fund you wish to exchange for at least 15 calendar days before you can exchange them for shares of another Plumb Fund.

●	Shares being exchanged must have a net asset value of at least $1,000 (except for the Automatic Exchange Plan) but may not exceed $100,000.

●	Immediately following the exchange, the value of your account in the Fund for which shares are exchanged must be at least $2,500 ($1,000 for IRAs) for Investor Shares and at least $2,500 for Institutional Shares (unless your account type does not require an investment minimum with respect to Institutional Shares).

●	We reserve the right to limit the number of times you may exchange Fund shares.

Exchange requests may be submitted by written instruction or by telephone, unless telephone exchange privileges have been declined on your Account Application. If an account has more than one owner or authorized person, exchange instructions may be accepted from any one owner or authorized person.

All exchange requests must be received in good order and are subject to the applicable requirements of the receiving Funds and the Funds’ policies and procedures, including any applicable investment minimums, account registration requirements, holding periods, minimum balance requirements, frequency limitations, and other operational requirements established by the Funds or their transfer agent. The Funds reserve the right to reject any exchange request that is not received in good order.

Automatic Exchange Plan. You may also make regular monthly exchanges from the same class of one Plumb Fund to another through our Automatic Exchange Plan. You may participate in the Automatic Exchange Plan by contacting the Funds in writing. You must establish an account for each Plumb Fund with at least $2,500 ($1,000 for IRAs) for Investor Shares, at least $2,500 ($1,000 for IRAs) for Institutional Shares (unless your account type does not require an investment minimum with respect to Institutional Shares) and before you can make automatic exchanges. You determine the amount that will be automatically exchanged (must be at least $50) and the day of each month the exchange will be made.

Tax Treatment for Exchanges. An exchange of shares is generally treated as a redemption of shares from one Fund and a purchase of shares of another Fund. Accordingly, an exchange may result in a taxable gain or loss for federal, state, or local income tax purposes. Shareholders should consult their tax advisors regarding the tax consequences of exchanges in their particular circumstances.

HOW TO SELL SHARES

General

You may redeem all or some of your shares of the Funds at any time by submitting a redemption request in good order. A Redemption Request Form is available from the Funds. Please call the Funds at 1-866-987-7888 if you have any questions about redeeming shares.

The redemption price will be the net asset value (“NAV”) per share next determined after the redemption request is received in good order by the Transfer Agent, the Distributor, or another financial intermediary authorized by the Funds to receive redemption requests. The NAV per share is generally determined as of the close of regular trading on the New York Stock Exchange, typically 4:00 p.m. Eastern Time, on each day that the Exchange is open for trading.

A redemption request will be deemed in proper form if it includes:

●	The shareholder’s name;

●	The name of the Fund;

●	The account number;

●	The share or dollar amount to be redeemed; and

●	Signatures of all shareholders on the account (for written redemption requests, with signature(s) guaranteed if applicable).

Please see “Signature Guarantees” below for additional information regarding when a Medallion Signature Guarantee may be required.

Redemption requests that are incomplete, unclear, unsigned, or submitted without the required documentation or signature guarantees may be delayed or rejected. The Fund and its transfer agent are not responsible for processing delays or losses resulting from requests not received in good order.

Redemption Procedures

You may redeem Fund shares in the following ways:

Method	Steps to Follow

By Mail:

The Plumb Funds

c/o Ultimus Fund Solutions, LLC

P.O. Box 46707

Cincinnati, Ohio 45246

By Personal Delivery/Express Mail:

The Plumb Funds

c/o Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, Ohio 45246

Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s offices.

1.

A written request for redemption (or the Redemption Request form) must be signed exactly as the account is registered and include the account number and the amount to be redeemed.

2.

Send the written redemption request to the applicable address listed to the left.

3.

Signatures may need to be guaranteed. See section entitled “Signature Guarantees.”

Systematic Withdrawal Plans (SWP):

Shareholders may redeem shares through a Systematic Withdrawal Plan (“SWP”), which provides for regular, periodic redemptions in accordance with the shareholder’s instructions and the transfer agent’s procedures. With the shareholder’s authorization, the transfer agent will process SWP redemptions in the amount and frequency selected by the shareholder at the Fund’s net asset value (“NAV”) next determined after receipt of the applicable purchase instructions in good order.

Shareholders may change or terminate SWP instructions at any time by contacting the transfer agent. The Fund and/or the transfer agent may modify, suspend, or terminate the SWP at any time.

Method	Steps to Follow

By Telephone:

By Telephone: The telephone redemption privilege is automatically available to all new accounts. If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to the Funds and instruct it to remove this privilege from your account. If you own an IRA, you will be asked whether or not the Fund(s) should withhold federal income tax.

1.

Call us at 1-866-987-7888.

2.

Provide your account number and the amount to be redeemed.

3.

Telephone redemptions are subject to a $25,000 maximum.

4.

The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account in a bank or brokerage firm in the United States as designated on your application.

5.

Once a telephone transaction has been placed, it cannot be canceled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time).

By accepting the telephone redemption option, you authorize us to act upon the instruction of any person by telephone to redeem shares from your account, and you assume some risk for unauthorized transactions. We have procedures designed to reasonably assure that the telephone instructions are genuine, including recording telephone conversations, requesting personal information, and providing written confirmation of transactions; and we will be liable to you if you suffer a loss from our failure to abide by these procedures. If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one of those owners or authorized persons.

During periods of high market activity, you may encounter higher than usual wait times. Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to market close. Neither the Fund nor its Transfer Agent will be held liable if you are unable to place your trade due to high call volume.

The Fund and its Transfer Agent use reasonable procedures to verify the authenticity of telephone instructions. These may include requiring an account number, a personal identification number (PIN) if applicable, recording of calls, and/or written confirmations. If these procedures are followed, neither the Fund nor its Transfer Agent will be responsible for any loss, liability, cost, or expense arising from unauthorized or fraudulent telephone instructions.

If you own an IRA, you will be asked to make an election regarding federal and applicable state income tax withholding at the time of a redemption.

For your protection, telephone redemptions may be restricted for 30 days following a change of address or banking information. The Fund may also require a signature guarantee or other documentation for certain transactions.

The Fund reserves the right to modify, suspend, or terminate the telephone transaction privilege at any time, with or without notice.

Method	Steps to Follow

Through Broker-Dealers, Institutions, and Other Service Providers:	You may redeem shares through broker-dealers, institutions, and other service providers, who may charge a commission or other transaction fee for processing the redemption for you.

Redemption Requests in Good Order

A redemption request will be considered to be in “good order” only if it includes all of the following:

●	The name of the Fund and the account number

●	The exact dollar amount or number of shares to be redeemed

●	The name(s) of the registered account owner(s), exactly as they appear on the account

●	Signature(s) of all registered owner(s)

●	Any required signature guarantee or medallion signature guarantee, if applicable

●	Any documentation reasonably required by the Funds or Transfer Agent to verify the identity or authority of the person(s) requesting the redemption

Redemption requests that are incomplete, unclear, unsigned, or submitted without the required documentation or signature guarantees may be delayed or rejected. The Funds and Transfer Agent are not responsible for processing delays or losses resulting from requests not received in good order.

Online redemption transactions are subject to the requirements and limitations described under “Electronic Services and Online Account Transactions.”

Receiving Redemption Proceeds

You may receive proceeds of your redemption by check, ACH, or federal wire transfer. The Funds typically expect that it will take one-to-three days following the receipt of your redemption request to pay out redemption proceeds; however, while not expected, payment of redemption proceeds may take up to seven days. The Funds typically expect that they will hold cash or cash equivalents to meet redemption requests. The Funds may also use the proceeds from the sale of portfolio securities to meet redemption requests if consistent with the management of the Fund. These redemption methods will be used regularly and may also be used in stressed market conditions. No redemption will be effective until all necessary documents have been received in proper form by the Plumb Funds (through the Transfer Agent). Before selling recently purchased shares, please note that if the Transfer Agent has not yet collected payment for the shares you are selling, it may delay sending the proceeds until the payment is collected, which may take up to 15 calendar days from the purchase date. This delay will not apply if you purchased your shares via wire payment.

Method	Steps to Follow

By Mail:	The Fund or its transfer agent typically mails checks for redemption proceeds on the following business day after a redemption request is received in good order, but in any event no later than seven calendar days after receipt of the request in good order, as permitted by federal law. The check will be mailed to the address of record on your account, unless you request that it be sent to a different address, which may require a Medallion Signature Guarantee. There is no charge for mailing redemption checks by regular mail. A fee of $35 will be charged for overnight delivery of redemption checks, if requested. This fee will be deducted directly from your account and is subject to change without notice. Redemption proceeds will be mailed by check unless you expressly request that proceeds be sent by wire transfer or ACH.

By Wire/Electronic Funds Transfer:

At your written request and, if applicable, with a Medallion Signature Guarantee, the Fund or its transfer agent will send your redemption proceeds by wire transfer or ACH to your designated bank account of record. Redemption proceeds will ordinarily be sent on the business day immediately after your redemption request is processed in good order. Wire transfer proceeds are generally immediately available. Redemption proceeds sent by ACH are usually available within two-to-three business days.

A fee of $15 will be charged for each wire transfer of redemption proceeds. This fee will be deducted directly from your account and is subject to change without notice. Your bank or any intermediary institution may also charge a separate fee for receiving the wire. The Fund and its transfer agent are not responsible for any delays or additional fees imposed by the receiving bank or any intermediary institution. There is no charge for ACH transfers.

Other Redemption Information

Medallion Signature Guarantee (“MSG”) Requirements. To protect shareholders and the Fund from potential fraud, the Fund and/or its transfer agent (the “Transfer Agent”) may require a signature guarantee, including a Medallion Signature Guarantee (“MSG”), in certain circumstances. An MSG is a stamped certification from an eligible guarantor institution that verifies the authenticity of a signature and the authority and capacity of the person signing. A Fund or its transfer agent may require a Medallion Signature Guarantee in the following situations:

●	The redemption is in excess of $25,000.

●	The proceeds are being mailed to an address or transferred to a bank account that was changed or added within the past 30 calendar days.

●	When redemption proceeds are payable or sent to any person, address, or bank account not on record.

●	If you have requested a change of address within 30 calendar days prior to the redemption request.

●	If you want to change ownership registration on your account.

●	Redemption instructions are submitted by mail with alternate delivery instructions or special processing.

●	Any other situation where a Fund or its transfer agent reasonably determines that additional documentation or verification is warranted.

In addition to the situations described above, the Funds and/or the Transfer Agent may require a signature guarantee under other circumstances as indicated. Additionally, the Funds reserve the right to waive any signature requirement at their discretion.

Medallion Signature Guarantees must be obtained from eligible guarantor institutions that are members of a Medallion Signature Guarantee program recognized by the Securities Transfer Association (e.g., STAMP, SEMP, or MSP). These typically include commercial banks, savings associations, credit unions, and broker-dealers. Notarization is not an acceptable substitute for a Medallion Signature Guarantee.

Shareholders should contact the Funds’ transfer agent in advance of submitting any transaction requests if they are uncertain whether a Medallion Signature Guarantee is required.

Non-financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, signature verification from a Signature Validation Program member, or other form of authentication from a financial institution source that is acceptable to the Funds.

Shareholders should contact the Transfer Agent in advance if they are unsure whether an MSG will be required. The Fund and/or the Transfer Agent reserves the right, in its discretion, to waive or require an MSG and to reject any signature guarantee that it deems unacceptable.

Small Accounts. We reserve the right to terminate your account(s) in the Funds if, as a result of any transfer, exchange, or redemption of shares in the account, the aggregate value of all of your accounts with the Funds falls below $2,000. We will notify you at least 30 days in advance of our intention to terminate any account to allow you an opportunity to restore the account balance to at least $2,000. Upon any such termination, we will send you a check for the proceeds of redemption.

Suspension of Redemptions. The right of redemption may be suspended or the date of payment postponed: (a) when trading on the New York Stock Exchange (“NYSE”) is restricted, as determined by applicable rules and regulations of the SEC; (b) when the NYSE is closed for other than customary weekend and holiday closings; (c) when the SEC has by order permitted such suspension; or (d) during an emergency, as determined by the SEC, as a result of which it is not reasonably practicable for the Fund to dispose of securities or to determine the value of its net assets.

Excessive Account Activity. An excessive number of purchases, exchanges, and redemptions by a shareholder (market timing) in and out of a Fund may be disadvantageous to the Fund and its shareholders. Frequent transactions present risks to Fund shareholders such as dilution in the value of Fund shares held by long-term holders, interference with the efficient management of the Fund’s portfolio, increased brokerage and administrative costs, and adverse tax consequences. The Funds’ Board of Directors has adopted policies to discourage frequent purchases, exchanges, and redemptions of Fund shares. We seek to prohibit any shareholder from making, during any 12-month period, more than three purchases back into a Fund that were preceded by or otherwise associated with exchanges or redemptions from the Fund. However, when purchases, exchanges, and redemptions are made through omnibus accounts maintained by broker-dealers and other intermediaries, we may not be able to effectively identify and restrict persons who engage in such activity. This prohibition does not apply to shareholders who have automatic investment plans or systematic withdrawal plans. We also reserve the right to revise or terminate the exchange privilege, limit the amount of an exchange or purchase order, or reject an exchange or purchase, at any time, for any reason. We also have the right to close accounts of persons who have a known history of market timing and other disruptive transaction activity.

Telephone Trades. Telephone exchange and redemption requests are subject to the requirements and limitations described under “Telephone Transactions.” Telephone instructions must be received in good order before the applicable cut-off time. Once a telephone transaction has been placed, it cannot be canceled or modified after the close of regular trading on the NYSE, generally 4:00 p.m. Eastern Time.

Verification of Shareholder Transaction Statements. You will receive periodic account statements summarizing all account activity, including purchases, redemptions, exchanges, and any reinvested dividends or capital gains. Additionally, a transaction confirmation will be sent for each financial transaction that occurs in your account, except for those taking place on a recurring basis, such as through an automatic investment plan or for dividend and capital gain distributions. For recurring transactions, the details will appear on your periodic account statement, serving as confirmation for such activity.

It is your responsibility to carefully review all transaction confirmations and account statements for accuracy immediately upon receipt. You must contact the Fund or its Transfer Agent in writing or by telephone promptly within 60 days of the date of the statement or confirmation that first reflects the disputed item. If you fail to provide timely notification within this 60-day period, you will be deemed to have ratified all account activity set forth therein, and the Fund and its agents will not be liable for any losses that may result from your failure to report the issue.

Taxes. For tax purposes you will generally recognize a gain or loss for federal, state and local income tax purposes on a redemption of shares in the Fund. If you repurchase shares in the Fund within a 30-day period, the ability to recognize a loss for tax purposes may be limited by the wash-sale rules.

OTHER INFORMATION

Choosing a Share Class

Each Fund offers Institutional Shares and Investor Shares, through this prospectus. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and may have different share prices as outlined below. You should always discuss the suitability of your investment with your financial intermediary or financial advisor.

	Institutional Shares	Investor Shares
Rule 12b-1 Distribution Plan Fee	None	0.25%

As noted in the table above, each Fund’s Investor Shares are subject to a Rule 12b-1 Plan fee of up to 0.25% of the average daily net assets based on the average daily net assets of the Fund’s Investor Shares as described herein. Because the minimum initial investment amount for Investor Shares and Institutional Shares is the same and because Institutional Shares are not subject to a Rule 12b-1 Plan fee, Institutional Shares generally will be a less expensive investment option than Investor Shares.

Institutional Shares

Institutional Shares are offered for sale at net asset value (“NAV”) without the imposition of a sales charge or shareholder servicing fee. Institutional Shares are offered primarily to institutions such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations and high net worth individuals. Institutional Class shares may also be offered through certain financial intermediaries that charge their customers transaction or other distribution or service fees with respect to their customers’ investments in the Funds. Pension and profit sharing plans, employee trusts and employee benefit plan alliances and “wrap account” or “managed fund” programs established with broker-dealers or financial intermediaries that maintain an omnibus or pooled account for the Funds and do not require the Funds to pay a fee, may purchase Institutional Shares, subject to investment minimums. The minimum initial investment for Institutional Shares of each Fund is $2,500 and may be waived or changed by a Fund in its sole discretion.

Investor Shares

Investor Shares are offered for sale at NAV, without the imposition of a sales charge. Investor Shares are subject to a Rule 12b-1 Plan fee up to 0.25% of the average daily net assets of a Fund attributable to Investor Shares, computed on an annual basis. The minimum initial investment for Investor Shares is $2,500 and may be waived or changed by a Fund in its sole discretion.

Determination of Net Asset Value

Each Fund determines the net asset value (“NAV”) per share with respect to each class of shares daily by adding the total value of the Fund’s investments and other assets, subtracting its liabilities, and dividing the result by the number of outstanding shares of the Fund. The NAV per share is calculated each business day, Monday through Friday, except on customary national business holidays when the New York Stock Exchange (“NYSE”) is closed or on any other day when the NYSE is closed. The calculation is made as of 4:00 p.m. Eastern Time.

For purposes of determining NAV, each Fund values its investments using market quotations when readily available. When market quotations are not readily available or are deemed unreliable for a security, the security is valued in good faith at its fair value in accordance with pricing policies and procedures adopted by the Funds’ Board of Directors.

Market quotations are readily available in nearly all instances for the common stocks and other equity securities in which the Funds invest. Therefore, in most cases, a Fund’s investments in equity securities will be valued using market quotations. However, an equity security may be priced at its fair value when the exchange on which the security is principally traded closes early, when trading in the security was halted during the day and did not resume prior to the Fund’s NAV calculation, or if the security is not traded on an exchange. A Fund may also value a security at fair value if a significant event materially affecting the security’s value occurs after its market price has been determined but before the Fund’s NAV is calculated.

Market quotations for debt securities and tax-exempt obligations held in the Balanced Fund are often not readily available. Fair values of debt securities are typically based on valuations published by an independent pricing service. Debt securities purchased by a Fund with remaining maturities of 60 days or less are generally valued at the Fund’s cost, plus or minus any amortized discount or premium.

Whenever a security is priced at fair value, the Fund considers the relevant facts and circumstances set forth in the pricing policies and procedures adopted by the Funds’ Board of Directors and other factors as warranted. Factors that may be considered include, among others, the type of security; events or circumstances relating to the security’s issuer; general market conditions; size of the Fund’s holding in the security; prior valuations and trading activity; cost of the security when it was purchased; and restrictions on disposition.

Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security. There is no guarantee that the fair value assigned to a particular security will actually be realized upon a sale of that security.

Because different expenses are charged to Investor Shares and Institutional Shares, the NAV of the two classes of the Fund is expected to vary.

Authorized Broker-Dealers

The Funds have authorized one or more broker-dealers to receive purchase and redemption orders on behalf of each Fund. These broker-dealers may designate other intermediaries to receive such orders. These authorized broker-dealers may charge customers a fee for their services. The Funds will be deemed to have received a customer order when an authorized broker-dealer or its designated intermediary receives the order. Such customer orders will be priced at the particular Fund’s net asset value per share next determined after the orders are received by an authorized broker-dealer or its designated intermediary.

Dividends and Distributions

Each Fund annually distributes substantially all of its net investment income and any net realized capital gains. These distributions are automatically reinvested in additional shares of the applicable class of the applicable Fund at the net asset value on the payment date, unless you request payment in cash on your account application. You may change your distribution option by writing or calling the transfer agent. Any change should be received by the transfer agent at least 5 days prior to the next distribution.

If you elect to receive distributions and dividends by check and the post office cannot deliver the check, or if the check remains uncashed for six months, we reserve the right to reinvest the distribution check in your account at the particular Fund’s then current net asset value per share. We will continue to reinvest all subsequent distributions in shares of the Fund until an updated address is received.

Taxes

Distributions of income and capital gains are generally taxable when they are paid whether they are reinvested in additional Fund shares or received in cash, unless you are exempt from taxation or hold the Funds through tax-deferred arrangements, such as 401 (k) plans or individual retirement accounts. Distributions are taxable as ordinary income, qualifying dividends, or capital gains. The maximum federal rate on long-term capital gains and qualifying dividends received by individuals, estates, and trusts is 20%, with an additional tax of 3.8% on net investment income of certain high-earning individuals, estates and trusts. Short-term capital gains distributions will be taxed as ordinary income. Qualifying dividends include dividends received from domestic corporations

(including mutual funds) on shares of stock that have been held for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date. Additional requirements and limitations are imposed for purposes of determining the amount of dividends received from mutual funds that may qualify for the reduced tax rate. Non-qualifying dividends, including dividends of income on debt securities, will be taxed at ordinary income rates. You will receive information annually on the federal tax status of your Fund’s dividends and capital gains distributions.

In the Account Application, you are asked to certify that your taxpayer identification or social security number is correct and that you are not subject to backup withholding. If you fail to provide your correct taxpayer identification or social security number, the Funds are required to withhold 24% of your taxable distributions and redemption proceeds.

Each Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and to take all other action required so that no federal income tax will be payable by such Fund itself. In order to qualify as a regulated investment company, each Fund must satisfy a number of requirements. If a Fund were to fail to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, it would be treated as a Subchapter C corporation whose net taxable income (including taxable dividends and net capital gains) would be subject to income tax at the corporate level, and then distributions to shareholders of the remaining corporate after-tax income would be subject to tax at the shareholder level (i.e., double taxation).

The foregoing discussion of tax consequences is a general summary of some of the federal income tax considerations generally affecting each Fund and its shareholders and is based on federal tax laws and regulations in effect on the date of this Prospectus, which are subject to change by legislative or administrative action, with possible retroactive effect. Shareholders should consult their own tax advisors regarding the federal, state and local tax consequences of an investment in a Fund and the particular tax consequences to them of an investment in the Fund.

Cost Basis Reporting

The Funds are required to report to you and to the IRS the cost basis of your Fund shares acquired on or after January 1, 2012 (“covered shares”) when those shares are subsequently redeemed. Unless you elect a different permissible cost basis method in writing, the Funds will determine the cost basis of your covered shares using the average cost method. Please see the SAI for more information regarding cost basis reporting, including information about the average cost method.

You are encouraged to consult your tax advisor regarding the application of these cost basis reporting rules and, in particular, which cost basis calculation method you should elect. Representatives of the Funds are not tax advisors and are unable to give tax advice.

Please note that, in accordance with IRS regulations, the cost basis method elected for the first redemption of covered shares cannot be changed after the settlement of the redemption. The cost basis method you select may have significant tax implications. The Fund is not authorized to provide tax advice. We strongly recommend you consult your tax advisor to determine which method is most suitable for your individual circumstances.

Lost Shareholders, Inactive Accounts and Unclaimed Property

Unclaimed property laws may require the Fund or its transfer agent to transfer the assets of accounts that are considered abandoned, inactive, or lost (due to returned mail) to the appropriate state authority. An account may be deemed unclaimed if the shareholder has not initiated any contact or transaction within a time period specified by applicable state law.

Before any transfer to the state is made, the Fund or its transfer agent will send a due diligence notice to the shareholder, if legislatively required.

In some cases, this process is referred to as escheatment, and shareholders may be required to reclaim the assets from the applicable state’s unclaimed property office. Some states may also require the liquidation of shares prior to escheatment, and shareholders may only be entitled to receive the cash value at the time of sale.

For retirement accounts, such escheatment may be treated as a taxable distribution, and federal and/or state income tax withholding may apply.

To help avoid escheatment, shareholders should maintain current contact information and periodically initiate contact with the Fund or its transfer agent. Examples of shareholder-initiated contact include written correspondence, telephone inquiries, or initiating a transaction in the account.

If you are a resident of the state of Texas, you may designate a representative to receive notifications that, due to inactivity, your mutual fund account assets may be delivered to the Texas Comptroller. Please contact the Transfer Agent if you wish to complete a Texas Designation of Representative form.

Retirement Accounts and Plans

Individual Retirement Accounts. The Funds sponsor Individual Retirement Accounts (IRAs) through which you may invest annual IRA contributions and roll-over IRA contributions in shares of the Funds. The IRAs available through the Funds include Traditional IRAs, Roth IRAs, and Coverdell Education Savings Accounts. U.S. Bank National Association will serve as custodian for all IRA accounts sponsored by the Funds. U.S. Bank National Association will charge a $25.00 annual maintenance fee for each Traditional IRA, Roth IRA, or Coverdell Education Savings Account. Shareholders with two or more IRAs using the same tax ID number will be charged a total of $30.00 annually. Please refer to the IRA Disclosure Statement for a detailed listing of other fees. The Individual Retirement Account Custodial Agreement, the IRA Disclosure Statement, and the Custodial Account Application are available from the Funds.

Purchases and redemptions of shares of the Funds by IRAs and retirement plans are treated in the same manner as any other account. IRAs must meet a minimum initial investment requirement of $1,000 for Investor Shares and $1,000 for Institutional Shares (unless your account type does not require an investment minimum with respect to Institutional Shares).

Distributions from IRAs and other retirement accounts may be subject to federal income tax withholding and, where applicable, state income tax withholding. Federal income tax generally will be withheld from IRA distributions unless you elect otherwise on the applicable request form. If you do not make a withholding election, withholding will be applied in accordance with applicable law and IRS rules. State income tax withholding may also apply depending on your state of residence and applicable state law. Withholding is not a determination of your actual tax liability.

Shares held in IRA and other retirement plan accounts may be redeemed by telephone at 1-866-987-7888. Investors will be asked whether or not to withhold taxes from any distribution.

Retirement Plan Accounts. Purchases may also be made by SEP plans (Simplified Employee Benefit Plan), SIMPLE plans (Savings Incentive Match Plan for Employees of Small Employers), 401(k) plans, 403(b) plans, and other retirement plans. Forms of SEP, SIMPLE, and 403(b) plans are available from the Funds. The initial and subsequent investment minimums are not imposed on retirement plan accounts.

Because a retirement program involves commitments covering future years, it is important that the investment objectives of a Fund be consistent with the participant’s retirement objectives. Premature withdrawals from a retirement plan may result in adverse tax consequences. Please consult with your own tax or financial advisor.

Privacy Policy

We strongly believe in protecting the confidentiality and security of information we collect about you. This notice describes our privacy policy and describes how we treat the information we receive about you.

We do not sell your personal information to anyone.

When we evaluate your request for our services, provide investment advice to you, and process transactions for your account, you typically provide us with certain personal information necessary for these transactions. We may also use that information to offer you other services we provide which may meet your investment needs.

The personal information we collect about you may include: your name, address, telephone number, social security or taxpayer identification number, assets, income, account balance, investment activity, and accounts at other institutions.

We treat information about current and former clients and their accounts in a confidential manner. Our employees may access information and provide it to third parties only when completing a transaction at your request or providing our other services to you. We may disclose information to attorneys, accountants, lawyers, securities professionals, and others to assist us, or them, in providing services to you. We may also share information with the service providers that perform services on our behalf, such as the companies that print and distribute our mailings or companies that we hire to perform marketing or administrative services. Companies we may hire to provide support services are not allowed to use your personal information for their own purposes. We may make additional disclosures as permitted by law.

We also maintain physical, electronic, and procedural safeguards to protect information. Employees and our professional service representatives are required to comply with our established information confidentiality provisions.

Generally, upon your written request, we will make available information for your review. Information collected in connection with, or in anticipation of, any claim or legal proceeding will not be made available. If your personal information with us becomes inaccurate, or if you need to make a change to that information, please contact us at the number shown below so we can update our records.

Delivery of Documents to Shareholders

To control mailing and printing costs, we will deliver a single prospectus or other shareholder information (“shareholder documents”) to persons who have a common address and who have effectively consented to such delivery. This form of delivery is referred to as “householding.”

We will assume that you consent to householding of shareholder documents unless you send a note indicating that you do not consent to The Plumb Funds, c/o Ultimus Fund Solutions, LLC, Via Regular/Express Mail: P.O. Box 46707 Cincinnati, Ohio 45246 or Via Overnight Mail: 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246. You may revoke your consent to householding at any time by sending such a note.

Electronic Services and Online Account Transactions

Each Fund, through its transfer agent (the “Transfer Agent”), may make available to shareholders certain electronic services and online account access (collectively, “Online Services”) through its website (the “Website”). These Online Services may include, but are not limited to, the ability to establish certain eligible new accounts, access account information, conduct transactions, and consent to the electronic delivery of Fund documents.

Eligibility for Online Account Establishment. Certain eligible investors may open new accounts online. To qualify, you must:

●	Be a U.S. person of legal age with a valid U.S. mailing address;

●	Provide a permanent U.S. street address (P.O. boxes are generally not accepted for identity verification purposes, although they may be used for mailing); and

●	Provide a valid Social Security Number or Taxpayer Identification Number.

The online account establishment process also includes the option to consent to the electronic delivery of Fund documents. Paper delivery is the default method unless you affirmatively elect electronic delivery. Certain account types, including but not limited to trusts, corporate accounts, and other entity accounts, are not eligible for online account opening and must be established by submitting a completed application by mail. Use of the Online Services is subject to your acceptance of the applicable online user agreement, which may be amended from time to time.

Customer Identification Program. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, you will be required to provide your name, address, date of birth, and other identifying information. You may also be asked to provide a copy of your driver’s license or other identifying documents. If your identity cannot be verified as required by law, the Fund reserves the right to reject your application, restrict transactions, or close your account.

Online Transactions. All online transaction requests are subject to the terms of this Prospectus. To receive the net asset value (“NAV”) determined for the current business day, transaction requests must be received in good order by the Fund (or its authorized agent) prior to the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern Time). Requests received after this time will receive the next business day’s NAV.

●	Purchases. Initial and subsequent purchases may be made online via the Automated Clearing House (“ACH”) network. Please note that proceeds from the redemption of shares recently purchased by ACH may be delayed for up to 10 business days to ensure that the purchase has cleared.

●	Redemptions. For risk management purposes, online redemptions are generally limited to $100,000 per account per day. This limit may be lower if the Fund requires a Medallion Signature Guarantee (“MSG”) at a threshold below this amount, in which case the most restrictive limit will apply. All redemption requests exceeding the applicable online limit must be submitted in writing and must include a valid MSG if required.

Limitation of Liability. Your use of the Fund’s Online Services is at your own risk. The Fund and its service providers (including the Transfer Agent) do not guarantee the security or uninterrupted availability of the Website. Access may be delayed, limited, or unavailable for reasons including, but not limited to, periods of peak demand, market volatility, system maintenance, or failures of hardware, software, or network connections.

It is your responsibility to maintain an alternative method for placing transactions (such as by telephone or mail). To the extent permitted by applicable law, neither the Fund, the Transfer Agent, the Fund’s distributor, nor their respective affiliates will be liable for any losses, damages, costs, or expenses arising from any delay, error, or failure to process your transaction request, or for any unauthorized access to your account, due to system unavailability, technical failures, security breaches, or any other cause or circumstance beyond the reasonable control of the Fund or its agents.

Please see “How to Buy Shares,” “Exchange of Fund Shares,” and “How to Sell Shares” for additional information regarding transaction requirements, good-order requirements, and other applicable restrictions.

Website

Visit us online at www.plumbfunds.com to access each Fund’s performance and portfolio characteristics.

In addition to general information about investing in our Funds, our website offers:

●	Daily performance

●	Prospectus and applications

●	Statement of Additional Information

●	Annual and Semi-Annual Reports

●	Quarterly lists of each Fund’s portfolio holdings

●	Proxy voting record

●	Various policies and procedures

FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand each Fund’s financial performance for the fiscal years ended March 31, 2022, 2023, 2024, 2025 and 2026 for the Investor Shares and Institutional Shares for each Fund. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in each Fund (assuming reinvestment of all dividends and distributions).

This information has been audited by Cohen & Company, Ltd., an Independent Registered Public Accounting Firm, whose report, along with the Funds’ financial statements, are included in the Annual Report to Shareholders for the fiscal year ended March 31, 2026, which is available upon request.

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented

	Plumb Balanced Fund Institutional Class
	For the Year Ended March 31, 2026	Year Ended March 31, 2025	Year Ended March 31, 2024		Year Ended March 31, 2023	Year Ended March 31, 2022
Net asset value, beginning of year	$35.22	$37.99	$29.76		$35.12	$39.04
Activity from investment operations:
Net investment income(1)	0.26	0.19	0.34		0.34	0.12
Net realized and unrealized gain (loss) on investments	4.47	0.09	8.36		(3.42)	(0.91)
Total from investment operations	4.73	0.28	8.70		(3.08)	(0.79)
Less distributions from:
Net investment income	(0.06)	(0.57)	(0.47)		(0.19)	(0.06)
Net realized gains	(3.48)	(2.48)	-		(2.09)	(3.07)
Total distributions	(3.54)	(3.05)	(0.47)		(2.28)	(3.13)
Net asset value, end of year	$36.41	$35.22	$37.99		$29.76	$35.12
Total return(2)	13.34%	0.24%	29.45%		(8.34)%	(2.52)%
Net assets, at end of year (000s)	$27,970	$26,351	$29,666		$19,224	$34,659
Ratio of gross expenses to average net assets(3)	1.29%	1.28%	1.34%		1.28%	1.00%
Ratio of net expenses to average net assets	1.19%	1.19%	1.13	%(4)	0.99%	0.99%
Ratio of net investment income to average net assets	0.68%	0.53%	1.03%		1.12%	0.30%
Portfolio Turnover Rate	29%	26%	25%		36%	38%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.
(2)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and excludes any sales charges (loads) and redemption fees.
(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the advisor and affiliates.
(4)	Effective July 28th, 2023, the expense cap is 1.19%

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented

	Plumb Balanced Fund Investor Class
	For the Year Ended March 31, 2026	Year Ended March 31, 2025	Year Ended March 31, 2024		Year Ended March 31, 2023	Year Ended March 31, 2022
Net asset value, beginning of year	$35.27	$38.07	$29.77		$35.05	$39.04
Activity from investment operations:
Net investment income(1)	0.17	0.10	0.26		0.28	0.03
Net realized and unrealized gain (loss) on investments	4.47	0.08	8.36		(3.41)	(0.89)
Total from investment operations	4.64	0.18	8.62		(3.13)	(0.86)
Less distributions from:
Net Investment income	-	(0.50)	(0.32)		(0.06)	(0.06)
Net realized gains	(3.48)	(2.48)	-		(2.09)	(3.07)
Total distributions	(3.48)	(2.98)	(0.32)		(2.15)	(3.13)
Net asset value, end of year	$36.43	$35.27	$38.07		$29.77	$35.05
Total return(2)	13.05%	(0.03)%	29.11%		(8.50)%	(2.73)%
Net assets, at end of year (000s)	$35,239	$32,880	$45,270		$39,756	$62,718
Ratio of gross expenses to average net assets(3)	1.54%	1.53%	1.58%		1.53%	1.25%
Ratio of net expenses to average net assets	1.44%	1.44%	1.37	%(4)	1.19%	1.19%
Ratio of net investment income to average net assets	0.44%	0.28%	0.79%		0.93%	0.08%
Portfolio Turnover Rate	29%	26%	25%		36%	38%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.
(2)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and excludes any redemption fees.
(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the advisor and affiliates.
(4)	Effective July 28th, 2023, the expense cap is 1.44%

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented

	Plumb Equity Fund Institutional Class
	For the Year Ended March 31, 2026	Year Ended March 31, 2025		Year Ended March 31, 2024		Year Ended March 31, 2023	Year Ended March 31, 2022
Net asset value, beginning of year	$27.77	$29.78		$20.63		$25.81	$34.86
Activity from investment operations:
Net investment income (loss)(1)	(0.23)	(0.21)		0.42		(0.05)	(0.26)
Net realized and unrealized gain (loss) on investments	3.33	(1.70	)(3)	8.73		(3.06)	(1.25)
Total from investment operations	3.10	(1.91)		9.15		(3.11)	(1.51)
Less distributions from:
Net realized gains	(1.57)	(0.10)		-		(2.07)	(7.54)
Total distributions	(1.57)	(0.10)		-		(2.07)	(7.54)
Net asset value, end of year	$29.30	$27.77		$29.78		$20.63	$25.81
Total return(2)	10.72%	(6.44)%		44.35%		(11.00)%	(6.51)%
Net assets, at end of year (000s)	$13,750	$12,269		$12,176		$6,499	$8,986
Ratio of gross expenses to average net assets(4)	1.88%	1.96%		2.28%		2.25%	1.57%
Ratio of net expenses to average net assets	1.25%	1.25%		1.18	%(5)	0.99%	0.99%
Ratio of net investment income (loss) to average net assets	(0.74)%	(0.71)%		(0.51)%		(0.24)%	(0.75)%
Portfolio Turnover Rate	26%	21%		14%		43%	40%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.
(2)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and excludes any sales charges (loads) and redemption fees.
(3)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.
(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the advisor and affiliates.
(5)	Effective July 28, 2023, the expense cap is 1.25%

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented

	Plumb Equity Fund Investor Class
	For the Year Ended March 31, 2026	Year Ended March 31, 2025		Year Ended March 31, 2024		Year Ended March 31, 2023	Year Ended March 31, 2022
Net asset value, beginning of year	$27.52	$29.58		$20.55		$25.76	$34.87
Activity from investment operations:
Net investment loss(1)	(0.31)	(0.29)		(0.45)		(0.09)	(0.33)
Net realized and unrealized gain (loss) on investments	3.30	(1.67	)(3)	9.48		(3.05)	(1.24)
Total from investment operations	2.99	(1.96)		9.03		(3.14)	(1.57)
Less distributions from:
Net realized gains	(1.57)	(0.10)		-		(2.07)	(7.54)
Total distributions	(1.57)	(0.10)		-		(2.07)	(7.54)
Net asset value, end of year	$28.94	$27.52		$29.58		$20.55	$25.76
Total return(2)	10.41%	(6.65)%		43.94%		(11.15)%	(6.69)%
Net assets, at end of year (000s)	$14,084	$12,317		$14,939		$13,736	$17,252
Ratio of gross expenses to average net assets(4)	2.12%	2.20%		2.51%		2.26%	1.74%
Ratio of net expenses to average net assets	1.50%	1.50%		1.41	%(5)	1.19%	1.19%
Ratio of net investment loss to average net assets	(1.00)%	(0.96)%		(0.74)%		(0.43)%	(0.95)%
Portfolio Turnover Rate	26%	21%		14%		43%	40%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.
(2)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and excludes any redemption fees.
(3)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.
(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the advisor and affiliates.
(5)	Effective July 28, 2023, the expense cap is 1.50%.

WISCONSIN CAPITAL FUNDS, INC.	DISTRIBUTOR
c/o Ultimus Fund Solutions, LLC	Ultimus Fund Distributors, LLC
P.O. Box 46707	225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246	Cincinnati, Ohio 45246
1-866-987-7888
CUSTODIAN
DIRECTORS OF THE FUNDS	U.S. Bank National Association
Thomas G. Plumb	1555 North Rivercenter Drive
Patrick J. Quinn	Milwaukee, WI 53212
Jay V. Loewi
Roy S. Schlachtenhaufen	TRANSFER AGENT AND
Harlan J. Moeckler	DIVIDEND DISBURSING AGENT
Ultimus Fund Solutions, LLC
OFFICERS OF THE FUNDS	P.O. Box 46707
Thomas G. Plumb – Chief Executive Officer and Secretary	Cincinnati, Ohio 45246
Nathan M. Plumb – President and Treasurer
Bonnie Romani – Chief Compliance Officer	INDEPENDENT REGISTERED PUBLIC
Alissa Schlimgen – Chief Financial Officer	ACCOUNTING FIRM
Donette Sainsbury – Chief Accounting Officer	Cohen & Company, Ltd.
Maggie Bull – Assistant Secretary	875 E Wisconsin Ave, Suite 210
Kristen Renberg – Assistant Secretary	Milwaukee, WI 53202
Franklin Dickson – Assistant Treasurer
LEGAL COUNSEL
INVESTMENT ADVISOR	Quarles & Brady LLP
Wisconsin Capital Management, LLC	411 East Wisconsin Avenue
8020 Excelsior Drive, Suite 402	Milwaukee, WI 53202
Madison, WI 53717
Phone (608) 960-4616

ADDITIONAL FUND INFORMATION

The Statement of Additional Information (“SAI”) contains additional information about the Funds. The SAI is on file with the Securities and Exchange Commission (SEC) and is legally part of this Prospectus. Additional information about the Funds’ investments is available in the Funds’ Annual and Semiannual Reports to shareholders and in Form N-CSR. The Funds’ Annual Report contains a concise summary of the relevant market conditions and investment strategies that materially affected each Fund’s performance during its most recently completed fiscal year. All shareholders (other than those who have requested electronic delivery) will receive a paper copy of a tailored shareholder report that includes certain information about the Funds. Certain other information, including the financial statements, will not appear in each Fund’s tailored shareholder reports but will be available online, delivered free of charge upon request, and filed with the SEC on a semi-annual basis on Form N-CSR. To request electronic delivery of the tailored shareholder report (rather than a paper copy), contact the Funds at 866-987-7888 (toll free).

To obtain a free copy of the SAI or Annual or Semi-Annual Report, the Funds’ financial statements or ask questions or obtain additional information about the Funds, you can contact the Funds at 866-987-7888 (toll free) or c/o Ultimus Fund Solutions, LLC, Via Regular/Express Mail: P.O. Box 46707 Cincinnati, Ohio 45246 or Via Overnight Mail: 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246. You may also obtain, free of charge, the SAI, the Funds’ most recent Annual and Semi-annual Reports, the Funds’ financial statements and other relevant information at the Funds’ website (www.plumbfunds.com). Information and reports about each Fund (including the SAI) are also available on the EDGAR database on the SEC’s website at http://www.sec.gov. Copies of such information and reports may be obtained, after paying a duplicating fee, by sending an e-mail request to publicinfo@sec.gov.

Investment Company Act Number 811-22045